Exhibit 99.1

Passionately Transforming Cannabis Through Innovation R o t h C on f e r enc e M ar c h 14, 2022

2 Passionately Transforming Cannabis Through Innovation This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, or the Securities Act, and Section 21 E of the Securities Exchange Act of 1934 , or the Exchange Act . All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, customers, objectives of management and expected market growth are forward - looking statements . These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words . These forward - looking statements are only predictions and we may not actually achieve the plans, intentions or expectations disclosed in our forward - looking statements, so you should not place undue reliance on our forward - looking statements . Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward - looking statements we make . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and operating results . These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2020 filed with the Securities and Exchange Commission (“SEC”) and our other filings with the SEC . You may access these documents for free by visiting EDGAR on the SEC website at http : //www . sec . gov . Forward - looking statements contained in this presentation are made as of this date, and we undertake no duty to update such information except as required under applicable law . The forward - looking statements included in this presentation represent our views as of the date of this presentation . We anticipate that subsequent events and developments will cause our views to change . However, while we may elect to update these forward - looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law . You should, therefore, not rely on these forward - looking statements as representing our views as of any date subsequent to the date of this presentation . This presentation contains estimates made, and other statistical data published, by independent parties and by us relating to market size and growth and other data about our industry . We obtained the industry and market data in this presentation from our own research as well as from industry and general publications, surveys and studies conducted by third parties . This data involves a number of assumptions and limitations and contains projections and estimates of the future performance of the industries in which we operate that are subject to a high degree of uncertainty . We caution you not to give undue weight to such projections, assumptions and estimates . This presentation is for information purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in Agrify Corporation (the “Company’). The information contained herein does not purport to be all - inclusive and neither the Company nor any of its directors, officers, stockholders or affiliates make s any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation or any other written or oral communication communicated to the recipient in the course of the recipient's evaluation of the Company or an investment in the securities. The information contained herein is preliminary and is subject to change and such changes may be material. This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of the Company . You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision . You are also being advised that the United States securities laws restrict persons with material non - public information about a company obtained directly or indirectly from that company from purchasing or selling sec urities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. This presentation and the information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of the Company and is intended for the recipient hereof only. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of this presentation or the private placement . Impo rt a n t N o t ic e s & D is c losu r e s

Our mission is to become the world’s most innovative and vertically integrated solution provider in the cannabis industry, while d r i v i n g s upe r i o r qua lit y , c on s i s t en c y , an d RO I for our valued customers.

Facility Design & Build Services Cultivation Solutions Extraction Solutions From cultivation to concentrates, AGRIFY enables customers to achieve superior quality, consistency and ROI. Passionately Transforming Cannabis Through Innovation 4 AGRIFY Overview

AGRIFY Cultivation

Key Pain Points in Traditional Cultivation	VFU Performance Enhancements
Unused vertical space in indoor facilities	Designed to be stacked up to 3 units high, with 6 levels of canopy
Incompatible grow equipment requires system integrators, causing project delays and inefficiency	Integrated solution with precise microclimate control over temperature, humidity, lighting, fertigation, and CO2
Inability to optimize facility grow environment for multiple strains	Strain specific cultivation
Poor biosecurity mitigation and limited prevention of crop-wide devastation	Enhanced biosecurity with curtains and internal air movement
High production-related operational costs	Reduced production costs driven by automation from hardware and software

AGRIFY | Passionately Transforming Cannabis Through Innovation 5

Vertical Farming Unit (VFU) Explainer Video Passionately Transforming Cannabis Through Innovation 6 Click the Video or Here to Watch Online

Vertical Farming Units (VFUs) • Over $30 million invested in VFU development and improvements • Each VFU can produce over 35 pounds per year • Each VFU captures 1.5 million data points per year • Version 3.7 offers next generation technology upgrades • Works in tandem with Agrify Insights cultivation software Passionately Transforming Cannabis Through Innovation 7

AGRIFY's Growing Ecosystem

FACILITIES	FUTURE TARGET	CULTIVATION	FUTURE TARGET	EXTRACTION	FUTURE TARGET	CONSULTING & BRANDS

DESIGN & BUILD → GENETICS → CULTIVATION → DRYING & CURING → PROCESSING → POST PROCESSING → PRODUCT MANUFACTURING → PACKAGING → RETAIL PRODUCTS


AGRIFY

VERTICAL FARMING UNITS



HYDROCARBON EXTRACTION



DISTILLATION



SOLVENTLESS EXTRACTION



VACUUM PURGE OVEN

DAWG STAR

WESTERN CULTURED

AGRIFY | Passionately Transforming Cannabis Through Innovation 8

Agrify provides customers with the ingredients needed to launch and operate world - class cultivation and extraction facilities, long term . ● Facility Design and Construction ○ 16% - 18% APR over 24 months ● Fixed SaaS per VFU per Month ○ $200 to $300 SaaS per VFU per month ● Success - Based Production Fees ○ Each VFU produces 35 lbs + per year ○ On average AGRIFY receives $600 per pound AGRIFY Total Turn - Key (TTK) Solution Access to Capital Addresses a major pain point especially for new market entrants Facility Build - Out Supported by leading cannabis consultants and specialized general contractors Cultivation and Extraction Solutions Optimized for the highest levels of consistency, quality, and yield Ongoing Operational Support Provided by some of the best and brightest experts and thought leaders in the industry Passionately Transforming Cannabis Through Innovation 9

8 # of TTK DEALS & NON - TTK DEALS 3,729 TOTAL VFUs UND ER C O N T R A CT $76M ANNUAL R E CURR I NG REVENUE $822M TOTAL 10 YEAR CONTRACTUAL BACKLOG 130K P O UND S PER YEAR Passionately Transforming Cannabis Through Innovation 10 Total Engagements Impact

LAB DESIGN HYDROCARBON SOLVENTLESS DISTILLATION VACUUM ETHANOL D A T A C A P TURE & TRAINING EXTRACTION EXTRACTION & ISOLATION PURGE OVENS EXTRACTION & CONTROL Intentionally Cornering the Extraction Industry Passionately Transforming Cannabis Through Innovation 11

• Changing consumer preferences and increased prevalence of Cannabis 2.0 products • Superior extraction technology will likely play a critical role in producing high - quality medical and recreational consumer products • Acquired four of the top brands in the category with 7,000 customers and over $60 million in annual revenue • Formed the largest extraction company on the planet • Strengthened our IP portfolio and product roadmap • Assembled some of the best and brightest minds in the cannabis industry Why Extraction? Passionately Transforming Cannabis Through Innovation 12

34% 8% 6% 35% 5% 9% 3% Note: All bookings values are only 3 - year values (not the 10 year estimated contractual value) Construction Interest (Build) VFU Purchase Interest (VFU) Production Success Fees SaaS Fees Extraction Q422: Over $250M in Record New Bookings Passionately Transforming Cannabis Through Innovation 13

$223M $342M Agrify Products TTK Opportunities Currently Over $500M in Qualified Pipeline Passionately Transforming Cannabis Through Innovation 14 Note: All bookings values are only 3 - year values (not the 10 year estimated contractual value)

Any Questions Thank you for your interest in Passionately Transforming Cannabis Through Innovation 15